                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

                                    [STAMP]

CASE NAME:  LUMINANT WORLDWIDE CORPORATION           Petition Date:  12/7/01
            DBA WEBONE INC.
            DBA CLARANT INC.                         CASE NUMBER: 01-43445-H3-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH FEBRUARY YEAR 2002

                MONTH                      DECEMBER        JANUARY         FEBRUARY        MARCH          APRIL           MAY
---------------------------------------  ------------    ------------    ------------   ------------   ------------   ------------
REVENUES (MOR-6)                            1,381,266         411,135              --             --             --             --

INCOME BEFORE INT, DEPREC./TAX (MOR-6)     (1,132,605)     (1,356,091)       (256,601)            --             --             --

NET INCOME (LOSS) (MOR-6)                  (1,808,279)     (9,255,399)       (538,716)            --             --             --

PAYMENTS TO INSIDERS (MOR-9)                  260,935         120,425          39,127             --             --             --

PAYMENTS TO PROFESSIONALS (MOR-9)              50,000              --              --             --             --             --

TOTAL DISBURSEMENTS (MOR-8)                (2,828,012)     (1,636,095)     (1,572,993)            --             --             --


*** The ORIGINAL of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee ***


                          REQUIRED INSURANCE MAINTAINED
                              AS OF SIGNATURE DATE

                                                EXP. DATE
                                                ----------
CASUALTY                       YES ( )  NO ( )
LIABILITY                      YES ( )  NO ( )
VEHICLE                        YES ( )  NO ( )
WORKER'S                       YES ( )  NO ( )
OTHER - DIRECTOR/OFFICER       YES ( )  NO ( )


ATTORNEY NAME:  MYRON M. SHEINFELD

FIRM: Akin, Gump, Strauss, Hauer & Feld

Address: 711 Louisiana , Suite 1900
Address:
City, State, ZIP:  Houston, TX 77002
Telephone:  713-220-5800
Fax: 713-236-0822

                                                            CIRCLE ONE
Are all accounts receivable being collected within terms? ( ) YES  (X) NO

Are all posted-petition liabilities, including taxes, being paid within terms?
(X) YES ( ) NO

Have any pre-petition liabilities been paid?   (X) YES   ( ) No
If so, describe. Per various court orders related to payroll, contractors and employee expenses.

Are all funds received being deposited into DIP bank accounts?  (X) YES  ( ) NO

Were any assets disposed of outside the normal course of business? (X) YES
( ) NO

If so, describe. 363 Asset Sale to Lante pursuant to order dated January 8, 2002.

Are all U.S. Trustee Quarterly Fee Payments current? (X) YES  ( ) NO

What is the status of your Plan of Reorganization? Debtor expects to file Plan and Disclosure Statement by April 1, 2002.

                           I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.


                           SIGNED:           /s/ H. MALCOLM LOVETT, JR.
                                    --------------------------------------------
                                                H. Malcolm Lovett, Jr.

                           TITLE:                    President
                                    --------------------------------------------


         MOR-1

CASE NAME: LUMINANT WORLDWIDE CORPORATION            CASE NUMBER: 01-43445-H3-11
           DBA WEBONE INC.
           DBA CLARANT INC.


                           COMPARATIVE BALANCE SHEETS


                        ASSETS           FILING DATE *   MONTH          MONTH         MONTH       MONTH         MONTH       MONTH
                                          12/7/2001     December       January       February     March         April        May
                                         -----------   -----------    -----------   ----------- -----------   ----------- ---------
CURRENT ASSETS

    Cash & Cash Equivalents                   14,294      (678,708)     6,895,451    6,691,505

    Restricted Cash                        1,799,880     1,799,880      1,799,880    1,799,880

    Accounts Receivable, Net               6,479,104     5,841,547      1,470,767    1,428,272

    Prepaid Insurance                        207,481       143,836         54,738           --

    Prepaid Expenses                         397,658       169,868            481           --

    Investments                                   --            --             --           --

    Other                                    652,548       563,642        193,110      404,187

TOTAL CURRENT ASSETS                       9,550,965     7,840,065     10,414,427   10,323,844           --            --        --

PROPERTY, PLANT&EQUIP, @ COST             22,267,776    22,261,671      3,166,972    3,166,972

Less Accumulated Depreciation             11,875,835    12,338,662      2,716,972    2,916,972

Net Book Value of PP & E (1)              10,391,941     9,923,009        450,000      250,000           --            --        --

OTHER ASSETS:

    1.  Deposits                             238,554       224,839        221,689      221,689

    2.  Deferred Debt Issue
        & Interests Costs                    713,936       689,438             --           --

    3.  Other                                 41,250        41,250             --           --

       TOTAL ASSETS                       20,936,646    18,718,601     11,086,116   10,795,533           --            --        --



                * Per Amendend Schedules and Statement of Affairs

         MOR-2               (1) Management's estimate of liquidated value.

CASE NAME:  LUMINANT WORLDWIDE CORPORATION           CASE NUMBER: 01-43445-H3-11
            DBA WEBONE INC.
            DBA CLARANT INC.

                           COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER'S                   FILING DATE *    MONTH         MONTH         MONTH        MONTH
EQUITY                                   12/7/2001      December      January       February      March
-------------------------------------   -----------    -----------   -----------   -----------  -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)            --        411,788       990,943     1,534,561           --
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured                   --             --            --            --
       Priority Debt                             --             --            --            --
       Federal Income Tax                        --             --            --            --
       FICA/Withholding                      17,456         17,456         7,476         4,325
       Unsecured Debt                            --             --            --            --
       Other                             42,117,050     41,293,474    42,347,213    42,054,879
   TOTAL PRE-PETITION LIABILITIES        42,134,506     41,310,930    42,354,689    42,059,204           --
TOTAL LIABILITIES                        42,134,506     41,722,718    43,345,632    43,593,765           --
OWNER'S EQUITY (DEFICIT):
       Preferred Stock                           --             --            --            --
       Common Stock                         306,835        306,835       306,835       306,835
ADDITIONAL PAID-IN CAPITAL              455,489,941    455,491,963   455,491,963   455,491,963
RETAINED EARNINGS: Filing Date         (476,994,636)  (476,994,636) (476,994,636) (476,994,636)
RETAINED EARNINGS: Post Filing Date                     (1,808,279)  (11,063,678)  (11,602,394)
TOTAL OWNER'S EQUITY (NET WORTH)        (21,197,860)   (23,004,117)  (32,259,516)  (32,798,232)          --
TOTAL LIABILITIES &
OWNER'S EQUITY                           20,936,646     18,718,601    11,086,116    10,795,533           --




LIABILITIES & OWNER'S                        MONTH         MONTH
EQUITY                                       April          May
-------------------------------------      -----------  -----------
LIABILITIES:
    POST-PETITION LIABILITIES (MOR-4)               --           --
    PRE-PETITION LIABILITIES:
       Notes Payable - Secured
       Priority Debt
       Federal Income Tax
       FICA/Withholding
       Unsecured Debt
       Other
   TOTAL PRE-PETITION LIABILITIES                   --           --
TOTAL LIABILITIES                                   --           --
OWNER'S EQUITY (DEFICIT):
       Preferred Stock
       Common Stock
ADDITIONAL PAID-IN CAPITAL
RETAINED EARNINGS: Filing Date
RETAINED EARNINGS: Post Filing Date
TOTAL OWNER'S EQUITY (NET WORTH)                    --           --
TOTAL LIABILITIES &
OWNER'S EQUITY                                      --           --


        MOR-3          * Per Amended Schedules and Statement of Affairs

CASE NAME:  LUMINANT WORLDWIDE CORPORATION           CASE NUMBER: 01-43445-H3-11
            DBA WEBONE INC.
            DBA CLARANT INC.


                      SCHEDULE OF POST-PETITION LIABILITIES

                                               MONTH           MONTH           MONTH             MONTH
                                             DECEMBER         JANUARY         FEBRUARY           MARCH
                                          --------------   --------------   --------------   --------------
TRADE ACCOUNTS PAYABLE                           215,958          212,417          106,084

TAX PAYABLE                                           --               --               --
     Federal Payroll Taxes                            --               --               --
     State Payroll & Sales                            --               --               --
      Ad Valorem Taxes                                --               --               --
     Other Taxes                                      --               --               --
TOTAL TAXES PAYABLE                                   --               --               --               --
SECURED DEBT POST-PETITION                            --               --               --
ACCRUED INTEREST PAYABLE                          95,830          161,636          235,806
ACCRUED PROFESSIONAL FEES (1)                    100,000          412,000          640,389
OTHER LIABILITIES:
     1.  A/R Due Lante                                --          173,475          135,523
     2.  Disputed Lante Receivables                   --            3,475          320,630
     3.  Unapplied Luminant Receivables               --           27,940           49,764
     4.  Accrued liabilities                          --               --           39,587
     5.  Accrued commissions - January '02            --               --            6,777
TOTAL POST-PETITION LIABILITIES (MOR-3)          411,788          990,943        1,534,561               --




                                              MONTH            MONTH
                                              APRIL             MAY
                                          --------------   --------------
TRADE ACCOUNTS PAYABLE

TAX PAYABLE
     Federal Payroll Taxes
     State Payroll & Sales
      Ad Valorem Taxes
     Other Taxes
TOTAL TAXES PAYABLE                                   --               --
SECURED DEBT POST-PETITION
ACCRUED INTEREST PAYABLE
ACCRUED PROFESSIONAL FEES (1)
OTHER LIABILITIES:
     1.  Cash Due Lante
     2   Unapplied Cash
     3
TOTAL POST-PETITION LIABILITIES (MOR-3)               --               --



   (1) Based on verbal estimates received from debtors and creditors counsel.

         MOR-4

CASE NAME:  LUMINANT WORLDWIDE CORPORATION           CASE NUMBER: 01-43445-H3-11
            DBA WEBONE INC.
            DBA CLARANT INC.

                       AGING OF POST-PETITION LIABILITIES
                                MONTH OF FEBRUARY

                                                                                        AD-VALOREM,
      DAYS                  TOTAL       TRADE ACCTS      FED TAXES      STATE TAXES     OTHER TAXES        OTHER
--------------------   -------------   -------------   -------------   -------------   -------------   -------------
0-30                         817,893          16,894              --              --              --         800,999
31-60                        597,378          35,707              --              --              --         561,672
61-90                        119,289          53,483              --              --              --          65,806
91 +                              --              --              --              --              --              --
TOTAL                      1,534,561         106,084              --              --              --       1,428,477



                          AGING OF ACCOUNTS RECEIVABLE

        MONTH             DECEMBER        JANUARY        FEBRUARY         MARCH            APRIL           MAY
--------------------   -------------   -------------   -------------   -------------   -------------   -------------
0-30                       1,633,137              --              --
31-60                      2,028,903         280,861              --
61-90                        645,916         270,618         245,861
91 +                       1,533,591         919,288       1,182,411
TOTAL                      5,841,547       1,470,767       1,428,272              --              --              --



         MOR-5

CASE NAME:  LUMINANT WORLDWIDE CORPORATION           CASE NUMBER: 01-43445-H3-11
            DBA WEBONE INC.
            DBA CLARANT INC.


                           STATEMENT OF INCOME (LOSS)


                MONTH                       12/7/-12/31/2001      JANUARY        FEBRUARY        MARCH         APRIL
----------------------------------------    ----------------    -----------    ------------   -----------   -----------
REVENUES (MOR-1)                                1,381,266           411,135              --
TOTAL COST OF REVENUES                          1,311,286           493,011          (8,354)
GROSS PROFIT                                       69,980           (81,876)          8,354            --            --
OPERATING EXPENSES:
       Selling & Marketing                          9,001             5,000          (2,500)
       General & Administrative                   767,348           783,285           2,378
       Insiders Compensation                      220,025            92,182          25,346
       Professional Fees                          206,211           393,747         239,730
       Other (attach list)                             --                --              --

TOTAL OPERATING EXPENSES                        1,202,585         1,274,214         264,955            --            --
INCOME BEFORE INT, DEPR/TAX (MOR-1)            (1,132,605)       (1,356,091)       (256,601)           --            --
INTEREST EXPENSE                                  212,592           149,421          85,000
DEPRECIATION                                      468,932           150,208              --
OTHER (INCOME) EXPENSE *                           (5,850)           (1,030)         (2,885)
OTHER ITEMS ** (see attached schedule)                 --         7,600,708         200,000
TOTAL INT, DEPR & OTHER ITEMS                     675,674         7,899,308         282,115            --            --
NET INCOME BEFORE TAXES                        (1,808,279)       (9,255,399)       (538,716)           --            --
FEDERAL INCOME TAXES                                   --                --
NET INCOME (LOSS) (MOR-1)                      (1,808,279)       (9,255,399)       (538,716)           --            --




                MONTH                        MAY       FILING TO DATE
----------------------------------------  -----------  --------------
REVENUES (MOR-1)                                          1,792,401
TOTAL COST OF REVENUES                                    1,795,944
GROSS PROFIT                                       --        (3,543)
OPERATING EXPENSES:
       Selling & Marketing                                   11,501
       General & Administrative                           1,553,011
       Insiders Compensation                                337,553
       Professional Fees                                    839,688
       Other (attach list)                                       --

TOTAL OPERATING EXPENSES                           --     2,741,754
INCOME BEFORE INT, DEPR/TAX (MOR-1)                --    (2,745,297)
INTEREST EXPENSE                                            447,013
DEPRECIATION                                                619,140
OTHER (INCOME) EXPENSE *                                     (9,765)
OTHER ITEMS ** (see attached schedule)                    7,800,708
TOTAL INT, DEPR & OTHER ITEMS                      --     8,857,097
NET INCOME BEFORE TAXES                            --   (11,602,393)
FEDERAL INCOME TAXES
NET INCOME (LOSS) (MOR-1)                          --   (11,602,393)


  Accrual Accounting Required, Otherwise Footnote With Explanation

* Footnote Mandatory

** Unusual and/or infrequent item(s) outside the ordinary course of business;
   requires footnote

            MOR-6

LUMINANT WORLDWIDE                                  CASE NUMBER 01-43445-H3-11
DBA WEBONE INC.
DBA CLARANT INC.

MOR-6

OTHER (INCOME) EXPENSE
Impairment of Fixed Assets                         200,000
                                                 ---------
                                                 $ 200,000

CASE NAME:  LUMINANT WORLDWIDE CORPORATION          CASE NUMBER: 01-43445-H3-11
            DBA WEBONE INC.
            DBA CLARANT INC.

CASH RECEIPTS AND                                           MONTH               MONTH            MONTH              MONTH
DISBURSEMENTS                                           12/7-12/31/2001        JANUARY          FEBRUARY            MARCH
-----------------------------------------------------   ---------------    ---------------   ---------------    ---------------
  1.  CASH - BEGINNING OF MONTH                               1,814,174          1,121,172      8,695,330
RECEIPTS:
  2.  CASH SALES                                                     --                 --             --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                       2,895,655            928,208         (5,765)
  4.  LOANS & ADVANCES (ATTACH LIST)                           (829,247)                --             --
  5.  SALE OF ASSETS                                             11,600          7,815,706            298
  6.  OTHER (ATTACH LIST)                                        57,002            466,340      1,374,513
TOTAL RECEIPTS                                                2,135,010          9,210,254      1,369,046               --
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*                --                 --             --
DISBURSEMENTS:
7.  NET PAYROLL                                               1,429,401            506,572         34,233
8.  PAYROLL TAXES PAID                                          883,666            269,923         23,556
9.  SALES, USE & OTHER TAXES PAID                                 1,084              2,181             --
10.  SECURED / RENTAL / LEASES                                       --            437,809        407,796
11.  UTILITIES                                                       --              2,555             --
12.  INSURANCE                                                       --                 --             --
13.  INVENTORY PURCHASES                                             --                 --             --
14.  VEHICLE EXPENSES                                                --                 --             --
15.  TRAVEL & ENTERTAINMENT                                     298,648            180,054         33,122
16.  REPAIRS, MAINTENANCE & SUPPLIES                                 --                 --             --
17.  ADMINISTRATIVE & SELLING                                     3,671              5,353         10,222
18.  OTHER (ATTACH LIST)                                        161,542            219,899      1,064,065
TOTAL DISBURSEMENTS FROM OPERATIONS                           2,778,012          1,624,346      1,572,993               --
19.  PROFESSIONAL FEES                                           50,000                 --             --
20.  U.S. TRUSTEE FEES                                               --             11,750             --
21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                     --                 --             --
TOTAL DISBURSEMENTS                                           2,828,012          1,636,096      1,572,993               --
22.  NET CASH FLOW                                             (693,002)         7,574,158       (203,946)              --
23.  CASH - END OF MONTH (MOR-2)                              1,121,172          8,695,330      8,491,384               --




CASH RECEIPTS AND                                            MONTH            MONTH           FILING TO
DISBURSEMENTS                                                APRIL             MAY               DATE
-----------------------------------------------------    ---------------   ---------------   ---------------
  1.  CASH - BEGINNING OF MONTH                                                                    1,814,174
RECEIPTS:
  2.  CASH SALES                                                                                          --
  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                                            3,818,097
  4.  LOANS & ADVANCES (ATTACH LIST)                                                                (829,247)
  5.  SALE OF ASSETS                                                                               7,827,604
  6.  OTHER (ATTACH LIST)                                                                          1,897,855
TOTAL RECEIPTS                                                        --                --        12,714,310
(WITHDRAWAL) CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2*
DISBURSEMENTS:
7.  NET PAYROLL                                                                                    1,970,206
8.  PAYROLL TAXES PAID                                                                             1,177,145
9.  SALES, USE & OTHER TAXES PAID                                                                      3,265
10.  SECURED / RENTAL / LEASES                                                                       845,605
11.  UTILITIES                                                                                         2,555
12.  INSURANCE                                                                                            --
13.  INVENTORY PURCHASES                                                                                  --
14.  VEHICLE EXPENSES                                                                                     --
15.  TRAVEL & ENTERTAINMENT                                                                          511,824
16.  REPAIRS, MAINTENANCE & SUPPLIES                                                                      --
17.  ADMINISTRATIVE & SELLING                                                                         19,246
18.  OTHER (ATTACH LIST)                                                                           1,445,506
TOTAL DISBURSEMENTS FROM OPERATIONS                                   --                --         5,975,351
19.  PROFESSIONAL FEES                                                                                50,000
20.  U.S. TRUSTEE FEES                                                                                11,750
21.  OTHER REORGANIZATION EXPENSES (ATTACH LIST)                                                          --
TOTAL DISBURSEMENTS                                                   --                --         6,037,101
22.  NET CASH FLOW                                                    --                --         6,677,209
23.  CASH - END OF MONTH (MOR-2)                                      --                --         8,491,383


         MOR-7                  * applies to Individual debtor's only.

LUMINANT WORLDWIDE                                   CASE NUMBER 01-43445-H3-11
DBA WEBONE INC.
DBA CLARANT INC.

MOR-7

#6 OTHER RECEIPTS
Cash received on behalf of Lante-Purchased AR         1,029,484.18
Cash received on behalf of Lante-Disputed AR items      322,820.68
Cash received on behalf of Lante-Lante invoice           16,332.50
Wells Fargo dividend                                      2,885.18
Interactive Energy Booth refund                           2,500.00
Refund of employee expenses                                 490.78
                                                      ------------
                                                      1,374,513.00


LUMINANT WORLDWIDE                                   CASE NUMBER 01-43445-H3-11
DBA WEBONE INC.
DBA CLARANT INC.

MOR-7

#18 OTHER DISBURSEMENTS

Distribution to Lante                           1,047,289
Improved Positions, Inc.                            8,050
Jayagobi Natesan                                    3,926
Tecnosoft, Inc.                                     4,800
                                                ---------
                                                1,064,065

CASE NAME:  LUMINANT WORLDWIDE CORPORATION          CASE NUMBER: 01-43445-H3-11
            DBA WEBONE INC.
            DBA CLARANT INC.


                           CASH ACCOUNT RECONCILIATION
                                MONTH OF FEBRUARY


BANK NAME                                                  WELLS FARGO       WELLS FARGO        WELLS FARGO        WELLS FARGO
                                                         ---------------   ---------------    ---------------    ---------------
ACCOUNT NUMBER                                              437-5680717        4759 628944        4950 042952
ACCOUNT TYPE                                           Master Operating       Positive Pay            Payroll    Restricted Cash
BANK BALANCE                                                    648,202                 --                 --                 --
DEPOSIT IN TRANSIT                                              143,010                 --                 --          1,799,880
OUTSTANDING CHECKS                                                                 (88,081)            (4,030)                --
ADJUSTED BANK BALANCE                                           791,213            (88,081)            (4,030)         1,799,880
BEGINNING CASH - PER BOOKS                                    7,130,232           (191,066)           (89,063)         1,799,880
RECEIPTS                                                        645,731                 --                 --                 --
TRANSFERS BETWEEN ACCOUNTS                                   (6,979,085)         1,611,119            143,864                 --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2               --                 --                 --                 --
CHECKS / OTHER DISBURSEMENTS                                     (5,665)        (1,508,134)           (58,831)                --
ENDING CASH - PER BOOKS                                         791,213            (88,081)            (4,030)         1,799,880


BANK NAME
                                                                               Wells Fargo
ACCOUNT NUMBER                                                                   Treasury            GRAND
ACCOUNT TYPE                                                  Other Funds          Bills             TOTAL
BANK BALANCE                                                          --                --           648,202
DEPOSIT IN TRANSIT                                                   102         5,992,300         7,935,292
OUTSTANDING CHECKS                                                    --                --           (92,111)
ADJUSTED BANK BALANCE                                                102         5,992,300         8,491,384
BEGINNING CASH - PER BOOKS                                        45,348                --         8,695,330
RECEIPTS                                                         723,316                --         1,369,046
TRANSFERS BETWEEN ACCOUNTS                                      (768,199)        5,992,300                --
(WITHDRAWAL) CONTRIBUTION - BY INDIVIDUAL DEBTOR MFR-2                --                --                --
CHECKS / OTHER DISBURSEMENTS                                        (363)               --        (1,572,993)
ENDING CASH - PER BOOKS                                              102         5,992,300         8,491,384

         MOR-8


CASE NAME: LUMINANT WORLDWIDE CORPORATION            CASE NUMBER: 01-43445-H3-11

CASE NAME:  LUMINANT WORLDWIDE CORPORATION          CASE NUMBER: 01-43445-H3-11
            DBA WEBONE INC.
            DBA CLARANT INC.


                     PAYMENTS TO INSIDERS AND PROFESSIONALS


OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101(30)(A)-(F) OF THE U. S. BANKRUPTCY CODE) AND THE PROFESSIONALS. ALSO, FOR INSIDERS IDENTIFY THE TYPE OF COMPENSATION PAID (E.G., SALARY, COMMISSION, BONUS, ETC.) (ATTACH ADDITIONAL PAGES AS NECESSARY).


INSIDERS: NAME/POSITION/COMP TYPE   MONTH                         MONTH            MONTH         MONTH   MONTH  MONTH
                                           12/7-12/31/2001       JANUARY          FEBRUARY       MARCH   APRIL   MAY
                                           ---------------   ---------------   ---------------   -----   -----  -----

1. GARY BADRICK                                  29,051                --               --
2. TOM BEVIVINO                                  23,855            31,690           19,988
3. COURTNEY BRIEN                                12,693            12,584            7,415
4. JIM COREY                                     39,911            23,332               --
5. DAVID DEBBS                                   27,691             7,499               --
6. TOD KNIGHT                                    21,294             5,861               --
7. TIM PHILLIPS                                  30,067             7,061               --
8. DAVID QUACKENBUSH                             31,721             8,783               --
9. PERRY SCROGGIE                                17,073            16,962           11,724
10. SCOTT WILLIAMSON                             27,579             6,653               --
TOTAL INSIDERS (MOR-1)                          260,935           120,425           39,127         --      --     --



PROFESSIONALS/NAME/ORDER DATE                   MONTH             MONTH              MONTH       MONTH   MONTH     MONTH
                                           12/7-12/31/2001       JANUARY            FEBRUARY     MARCH   APRIL      MAY
                                           ---------------   ---------------   ---------------   -----   -----   ----------
1. WILMER, CUTLER & PICKERING-12/7/2001          50,000                --               --
2
3
4
5
6
TOTAL PROFESSIONALS (MOR-1)                      50,000                --               --         --      --         --


         MOR-9